Exhibit 77(c)


                 Matters submitted to a Vote of Security Holders

On October 25, 2007, a Special Meeting of Shareholders for ING Global Real Estate Fund was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Fund to permit the Fund's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Global Real Estate Fund                2       18,535,843.169    2,363,399.330    722,028.664     40,380,552.163
*The Shareholder Meeting for Global Real Estate Fund was adjourned to November 21, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Global Real Estate Fund                2       21,151,855.465    2,519,234.577    774,688.916     40,468,873.958
*The Shareholder Meeting for Global Real Estate Fund was adjourned to December 17, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Global Real Estate Fund                2       23,468,669.794    2,758,822.536    921,401.206     41,480,210.536

On October 25, 2007, a Special Meeting of Shareholders for ING Global Equity Dividend Fund was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Fund to permit the Fund's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Global Equity Dividend Fund            2        7,732,016.191     515,252.481     293,809.745     16,012,785.417
*The Shareholder Meeting for Global Equity Dividend Fund was adjourned to November 21, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Global Equity Dividend Fund            2        8,801,534.302     572,748.029     317,208.513     15,923,206.844
*The Shareholder Meeting for Global Equity Dividend Fund was adjourned to December 17, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Global Equity Dividend Fund            2        9,832,039.528     700,045.216     391,917.152     16,432,642.896
*The Shareholder Meeting for Global Equity Dividend Fund was adjourned to December 31, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Global Equity Dividend Fund            2       10,926,527.364     719,218.216     427,476.968     16,871,659.548

On October 25, 2007, a Special Meeting of Shareholders for ING International Growth Opportunities Fund was held at which the shareholders were asked to approve (2) a "Manager-of-Managers" arrangement for the Fund to permit the Fund's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders and (3) the conversion of the Fund's investment objective from fundamental to nonfundamental.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
International Growth
Opportunities Fund                     2        1,968,311.889    156,913.569      80,084.275       4,833,606.733
                                       3        1,971,624.032    154,901.183      78,784.518       4,833,606.733

*The Shareholder Meeting for International Growth Opportunities Fund was adjourned to November 21, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
International Growth
Opportunities Fund                     2        3,341,587.008     207,680.830     113,123.267      5,789,799.105
                                       3        3,343,806.470     211,331.428     107,253.207      5,789,799.105
*The Shareholder Meeting for International Growth Opportunities Fund was adjourned to December 17, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
International Growth
Opportunities Fund                     2       4,053,822.933      261,821.262     167,078.574     6,487,273.769
                                       3       4,039,312.321      273,169.844     170,240.604     6,487,273.769
*The Shareholder Meeting for International Growth Opportunities Fund was adjourned to December 31, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
International Growth
Opportunities Fund                     2       4,612,833.497      265,947.709     175,488.438      6,927,074.644
                                       3       4,598,913.597      276,176.245     179,179.802      6,927,074.644

On October 25, 2007, a Special Meeting of Shareholders for ING Russia Fund was held at which the shareholders were asked to approve (2) a "Manager-of-Managers" arrangement for the Fund to permit the Fund's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders and (3) the conversion of the Fund's investment objective from fundamental to nonfundamental.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Russia Fund                            2        3,697,982.328     494,701.446     115,550.307      8,782,284.081
                                       3        3,661,593.641     509,252.429     137,388.011      8,782,284.081
*The Shareholder Meeting for Russia Fund was adjourned to November 21, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Russia Fund                            2        4,164,475.651     530,750.074     126,899.839     8,924,930.564
                                       3        4,123,725.745     547,550.981     150,848.838     8,924,930.564
*The Shareholder Meeting for Russia Fund was adjourned to December 17, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Russia Fund                            2        4,620,033.621     589,915.409     192,182.346     9,037,730.376
                                       3        4,579,183.510     603,011.206     219,936.660     9,037,730.376

On October 25, 2007, a Special Meeting of Shareholders for ING International SmallCap Multi-Manager Fund was held at which the shareholders were asked to approve the conversion of the Fund's investment objective from fundamental to nonfundamental.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
International SmallCap
Multi-Manager Fund                     3        3,395,098.644    4,214,913.927    174,366.755     11,264,954.326
*The Shareholder Meeting for International SmallCap Multi-Manager Fund was adjourned to November 21, 2007.


                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
International SmallCap
Multi-Manager Fund                     3        3,943,249.848    4,250,437.496    188,929.786     11,279,688.130
*The Shareholder Meeting for International SmallCap Multi-Manager Fund was adjourned to December 17, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
International SmallCap
Multi-Manager Fund                     3        4,740,527.619    4,358,399.651    297,254.233     11,827,398.503

On October 25, 2007, a Special Meeting of Shareholders for ING Emerging Countries Fund was held at which the shareholders were asked to approve the conversion of the Fund's investment objective from fundamental to nonfundamental.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Emerging Countries Fund                2        2,760,985.132     245,373.399     122,733.915      5,243,085.446
*The Shareholder Meeting for Emerging Countries Fund was adjourned to November 21, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Emerging Countries Fund                2        3,303,664.071     256,758.695     127,156.710      5,388,387.476

*The Shareholder Meeting for Emerging Countries Fund was adjourned to December 17, 2007.

                                                                 Shares voted
                                                Shares voted      against or         Shares        Total Shares
                                    Proposal         for           withheld        abstained          Voted
                                    --------         ---           --------        ---------          -----
Emerging Countries Fund                2        3,529,006.191     280,815.324     138,635.452      5,518,353.967